Janus Henderson Responsible International Dividend Fund

Schedule of Investments (unaudited)

September 30, 2023

Shares		Value
Common Stocks– 89.1%
Banks – 2.4%
ING Groep NV	195,814	$2,586,392
Beverages – 1.5%
Coca-Cola Co	29,548	1,654,097
Capital Markets – 1.1%
CME Group Inc	6,059	1,213,133
Chemicals – 1.6%
Air Products & Chemicals Inc	6,037	1,710,886
Communications Equipment – 1.2%
Cisco Systems Inc	24,142	1,297,874
Diversified Telecommunication Services – 4.6%
Deutsche Telekom AG	154,461	3,243,148
TELUS Corp	106,172	1,733,963
		4,977,111
Electrical Equipment – 4.7%
nVent Electric PLC	26,699	1,414,780
Schneider Electric SE	22,419	3,695,551
		5,110,331
Electronic Equipment, Instruments & Components – 1.4%
TE Connectivity Ltd	12,780	1,578,713
Food Products – 4.2%
Nestle SA (REG)	40,253	4,546,666
Health Care Equipment & Supplies – 1.5%
Medtronic PLC	21,281	1,667,579
Household Durables – 2.4%
Sony Corp	31,700	2,593,460
Insurance – 9.3%
AIA Group Ltd	290,200	2,347,522
AXA SA	110,903	3,284,532
Dai-ichi Life Holdings Inc	84,000	1,747,912
Zurich Insurance Group AG	6,112	2,801,512
		10,181,478
Machinery – 5.7%
Daimler Truck Holding AG	96,671	3,352,137
Sandvik AB	157,105	2,881,310
		6,233,447
Multi-Utilities – 1.9%
National Grid PLC	172,911	2,063,655
Paper & Forest Products – 1.0%
UPM-Kymmene Oyj	33,223	1,136,200
Personal Products – 3.4%
Unilever PLC	75,857	3,754,821
Pharmaceuticals – 18.5%
AstraZeneca PLC	27,637	3,718,686
GSK PLC	128,763	2,327,353
Merck & Co Inc	15,521	1,597,887
Novartis AG	31,213	3,185,967
Novo Nordisk A/S - Class B	36,266	3,299,552
Roche Holding AG	9,513	2,595,524
Sanofi	32,232	3,458,089
		20,183,058
Professional Services – 4.6%
RELX PLC	149,529	5,045,462
Semiconductor & Semiconductor Equipment – 6.2%
MediaTek Inc	77,000	1,759,346
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	39,745	3,453,840
Tokyo Electron Ltd	11,700	1,592,405
		6,805,591
Software – 5.9%
Microsoft Corp	10,298	3,251,593
SAP SE	24,864	3,227,053
		6,478,646
Specialized Real Estate Investment Trusts (REITs) – 1.3%
Crown Castle International Corp	15,309	1,408,887
Textiles, Apparel & Luxury Goods – 2.6%
Cie Financiere Richemont SA (REG)	23,557	2,871,027
Wireless Telecommunication Services – 2.1%
Tele2 AB	306,761	2,345,180
Total Common Stocks (cost $82,196,378)		97,443,694

Shares		Value
Preferred Stocks– 3.1%
Technology Hardware, Storage & Peripherals – 3.1%
Samsung Electronics Co Ltd((cost $3,187,890)	82,675	$3,338,304
Investment Companies– 8.6%
Money Markets – 8.6%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº,£((cost $9,434,595)	9,432,560	9,435,390
Total Investments (total cost $94,818,863) – 100.8%		110,217,388
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(824,853)
Net Assets – 100%		$109,392,535

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$28,558,172	25.9%
Switzerland	16,000,696	14.5
Netherlands	11,386,675	10.3
France	10,438,172	9.5
Germany	9,822,338	8.9
Japan	5,933,777	5.4
United Kingdom	5,782,341	5.3
Sweden	5,226,490	4.8
Taiwan	5,213,186	4.7
South Korea	3,338,304	3.0
Denmark	3,299,552	3.0
Hong Kong	2,347,522	2.1
Canada	1,733,963	1.6
Finland	1,136,200	1.0

Total	$110,217,388	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/23
Investment Companies - 8.6%
Money Markets - 8.6%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	$87,519	$-	$795	$9,435,390

	Value at 6/30/23	Purchases	Sales Proceeds	Value at 9/30/23
Investment Companies - 8.6%
Money Markets - 8.6%
Janus Henderson Cash Liquidity Fund LLC, 5.3601%ºº	3,805,478	12,425,681	(6,796,564)	9,435,390

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

ºº	Rate shown is the 7-day yield as of September 30, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2023.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Beverages	$1,654,097	$-	$-
Capital Markets	1,213,133	-	-
Chemicals	1,710,886	-	-
Communications Equipment	1,297,874	-	-
Diversified Telecommunication Services	1,733,963	3,243,148	-
Electrical Equipment	1,414,780	3,695,551	-
Electronic Equipment, Instruments & Components	1,578,713	-	-
Health Care Equipment & Supplies	1,667,579	-	-
Pharmaceuticals	1,597,887	18,585,171	-
Semiconductor & Semiconductor Equipment	3,453,840	3,351,751	-
Software	3,251,593	3,227,053	-
Specialized Real Estate Investment Trusts (REITs)	1,408,887	-	-
All Other	-	43,357,788	-
Preferred Stocks	-	3,338,304	-
Investment Companies	-	9,435,390	-
Total Assets	$21,983,232	$88,234,156	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70260 11-23